Exhibit 10.3
AMENDMENT NO. 2
TO FIRST LIEN CREDIT AGREEMENT
THIS AMENDMENT NO. 2 TO FIRST LIEN CREDIT AGREEMENT (this “Amendment”), dated as of August 9, 2022, is entered into by and among TGP HOLDINGS III LLC, a Delaware limited liability company (the “Lead Borrower”), TRAEGER PELLET GRILLS HOLDINGS LLC, a Delaware limited liability company (the “Revolving Loan Co-Borrower” and, together with the Lead Borrower, the “Borrowers” and each, a “Borrower”), TGPX HOLDINGS II LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors party hereto, the Revolving Credit Lenders party hereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CS”), as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Borrowers, Holdings, the several Lenders from time to time party thereto and the Administrative Agent have entered into that certain First Lien Credit Agreement, dated as of June 29, 2021 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”);
WHEREAS, pursuant to Sections 10.01(w)(ii) and 10.01(x) of the Existing Credit Agreement, the Borrowers have requested that the Administrative Agent and the Revolving Credit Lenders, as applicable, agree to amend certain terms of the Existing Credit Agreement as set forth in this Amendment; and
WHEREAS, the Borrowers, the Administrative Agent and the Revolving Credit Lenders party hereto (constituting the Required Revolving Lenders), as applicable, have consented to this Amendment and the amendments to the Existing Credit Agreement set forth in Section II below.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION I. Defined Terms; Interpretation; Etc.
Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement. The rules of construction specified in Sections 1.02 through 1.11 of the Existing Credit Agreement also apply to this Amendment, mutatis mutandis, as if fully set forth herein. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Credit Agreement or any other Loan Document shall, after this Amendment becomes effective, refer to the Amended Credit Agreement.
SECTION II. AMENDMENTS.
A. Effective as of the Amendment No. 2 Effective Date, the Administrative Agent and the Borrowers hereby agree to amend Section 1.01 of the Existing Credit Agreement by either replacing in their entirety or adding in appropriate alphabetical order, as applicable, the following defined terms:
“Amendment No. 2 Effective Date” means August 9, 2022.

“Fixed Dollar Amount” means, with respect to the incurrence of Incremental Facilities and Permitted Other Indebtedness, without duplication, an amount equal to the greater of (x) (A) at any time prior to or after the Covenant Amendment Period, $127,000,000 or (B) at any time during the Covenant Amendment Period, $102,000,000

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Exhibit 10.3
and (y) 100.0% of Consolidated EBITDA of the Borrower for the Borrower for the most recently ended Test Period.

B. Effective as of the Amendment No. 2 Effective Date, the Required Revolving Lenders and the Borrowers hereby agree to amend Section 1.01 of the Existing Credit Agreement by adding in appropriate alphabetical order the following definitions:
“Covenant Amendment Period” means the period from and including the Amendment No. 2 Effective Date until the earlier of (x) June 30, 2023 and (y) the date on which the Lead Borrower, in its sole discretion, delivers written notice to the Administrative Agent of its election to end the Covenant Amendment Period; provided that, once such notice is delivered, the Covenant Amendment Period shall not resume without the consent of the Required Revolving Lenders.

“Liquidity” means as of any date of determination, the sum of (i) the amount by which (x) Revolving Credit Commitments exceed (y) Revolving Credit Outstandings plus (ii) (x) Unrestricted cash and Cash Equivalents of the Lead Borrower and its Restricted Subsidiaries plus (y) cash and Cash Equivalents Restricted in favor of the Administrative Agent (which may also include cash and Cash Equivalents securing other Indebtedness secured by a Lien on the Collateral along with the Facilities, so long as the Lien of such other Indebtedness on such cash or Cash Equivalents does not benefit from a control agreement or other steps to perfect on such cash or Cash Equivalents that the Administrative Agent has not taken on behalf of the Lenders), in each case with such Unrestricted cash and Cash Equivalents and Restricted cash and Cash Equivalents to be determined in accordance with GAAP) plus (iii) with respect to the Receivables Facility (each term used in this clause (iii) to be defined as set forth in the MUFG Facility or replaced with the equivalent defined term from another Permitted Securitization and Receivables Facility, as the case may be), the amount by which (x) the lesser of (A) the Facility Limit and (B) the Borrowing Base exceeds (y) the Aggregate Capital; provided that the conditions precedent under the Receivables Facility that would be applicable to a Credit Extension in the amount so determined under clause (iii) are capable of being satisfied on such date.

“MUFG Facility” has the meaning specified in the definition of “Receivables Facility”.

“Receivables Facility” means (i) that certain Receivables Financing Agreement, dated as of November 2, 2020 (as amended by that certain Amendment No. 1 to Receivables Financing Agreement dated as of June 29, 2021, that certain Amendment No. 2 to Receivables Financing Agreement dated February 18, 2022 and that certain Amendment No. 3 to Receivables Financing Agreement dated July 20, 2022 and as further amended, restated, supplemented, assigned or otherwise modified from time to time, the “MUFG Facility”) among Traeger SPE LLC, a Delaware limited liability company, as borrower, Traeger Pellet Grills LLC, a Delaware limited liability company,

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Exhibit 10.3
as initial servicer, the persons identified as such on the signature pages thereto as lenders and group agents and MUFG Bank, Ltd., as a committed lender, as a group agent and as administrative agent and (ii) any Permitted Securitization and Receivables Financing that replaces, or is entered into in addition to, the MUFG Facility from time to time.

C. Effective as of the Amendment No. 2 Effective Date, the Administrative Agent and the Borrowers hereby agree to amend Section 7.06 of the Existing Credit Agreement by:
(a) adding the following proviso to the end of Section 7.06(c):
“provided that the aggregate amount of Restricted Payments made in reliance on this clause (c) during the Covenant Amendment Period shall not exceed the aggregate amount of cash proceeds contributed to the common equity of the Borrower from the Net Cash Proceeds of any Permitted Equity Issuance on or after the Amendment No. 2 Effective Date (which shall be calculated to exclude (i) Net Cash Proceeds constituting any Cure Amount or amounts applied to incur Contribution Indebtedness and (ii) the amount of such Net Cash Proceeds that have been applied (w) to make Investments pursuant to Section 7.02(r), (x) to make Junior Financing Prepayments pursuant to Section 7.14(a)(ii), (y) to make previous Restricted Payments pursuant to this Section 7.06(c) or (z) to increase the Cumulative Credit);”
(b) adding the following proviso to the end of Section 7.06(f):
“provided, further, that, during the Covenant Amendment Period, (w) for purposes of any Restricted Payment made pursuant to this clause (f) that is made in reliance on clause (a) of the definition of “Cumulative Credit”, clause (a) will be limited to $25,000,000 in its entirety rather than the amounts set forth therein, (x) no Restricted Payments made pursuant to this clause (f) shall be made in reliance on clause (b) of the definition of “Cumulative Credit”, (y) for purposes of any Restricted Payment made pursuant to this clause (f) that is made in reliance on clause (d) of the definition of “Cumulative Credit”, clause (d) will be limited to the cumulative amount of proceeds from the sale of Qualified Equity Interests of Holdings (or any direct or indirect parent of Holdings) contributed as cash to the common equity capital of the Borrower on or after the Amendment No. 2 Effective Date and on or prior to such time (including upon exercise of warrants or options) (other than (i) any Cure Amount, (ii) Permitted Equity Issuances which have been applied to make Investments pursuant to Section 7.02(r), Restricted Payments pursuant to Section 7.06(c) or Junior Financing Prepayments pursuant to Section 7.14(a)(ii), or (iii) amounts applied to incur Contribution Indebtedness) and (z) for purposes of any Restricted Payment made pursuant to this clause (f) that is made in reliance on clause (e) of the definition of “Cumulative Credit”, clause (e) will be limited to 100% of the aggregate amount of contributions (in cash or Cash Equivalents or the fair market value of property received) to the Qualified Equity Interests of Holdings (or any direct or indirect parent of Holdings) contributed to the common equity capital of the Borrower on or after the Amendment No. 2 Effective Date and on or prior to such time (other than (i) any Cure Amount, (ii) Permitted Equity Issuances which have been applied to make Investments pursuant to Section 7.02(r), Restricted Payments pursuant to Section 7.06(c) or Junior Financing Prepayments pursuant to Section 7.14(a)(ii), or (iii) amounts applied to incur Contribution Indebtedness);”

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Exhibit 10.3
(c) adding the following proviso at the end of Section 7.06(g):
“provided that, during the Covenant Amendment Period, no Restricted Payments pursuant to this clause (g) shall be permitted;”
(d) adding the following proviso at the end of Section 7.06(j):
“provided that, during the Covenant Amendment Period, no Restricted Payments pursuant to this clause (j) shall be permitted;”
D. The Required Revolving Lenders and the Borrowers hereby agree to amend Section 7.11 of the Existing Credit Agreement by deleting such Section in its entirety and substituting in lieu thereof the following new Section 7.11:
“7.11 Financial Covenants.
Except with the written consent of, or waiver by, the Required Revolving Lenders:
(a) Maximum First Lien Net Leverage Ratio. (x) commencing with the first full fiscal quarter ending after the Closing Date until the last fiscal quarter ended prior to the first day of the Covenant Amendment Period, and commencing with the first fiscal quarter ending after the Covenant Amendment Period, permit the First Lien Net Leverage Ratio (calculated on a Pro Forma Basis), as of the last day of any such fiscal quarter (but only if, on the last day of such fiscal quarter, the Total Revolving Credit Outstandings (excluding (i) L/C Obligations that have been Cash Collateralized and (ii) L/C Obligations that have not been Cash Collateralized in an amount not to exceed $5,000,000) is in excess of the Covenant Trigger Amount), to be greater than 6.20:1.00 and (y) during the Covenant Amendment Period, permit the First Lien Net Leverage Ratio (calculated on a Pro Forma Basis), as of the last day of any fiscal quarter ending during such period (but only if, on the last day of such fiscal quarter, the Total Revolving Credit Outstandings (excluding (i) L/C Obligations that have been Cash Collateralized and (ii) L/C Obligations that have not been Cash Collateralized in an amount not to exceed $5,000,000) is in excess of the Covenant Trigger Amount), to be greater than 8.50:1.00; or
(b) Minimum Liquidity. during the Covenant Amendment Period, as of any day on which a Revolving Credit Borrowing is requested, the Borrower (i) will not permit Liquidity (determined after giving effect to such Revolving Credit Borrowing and the intended use of proceeds thereof) to be less than $35,000,000 and (ii) will deliver to the Administrative Agent a certificate of a Responsible Officer of the Borrower setting forth reasonably detailed calculations demonstrating compliance with Section 7.11(b)(i) as of such date.”
SECTION III. REPRESENTATIONS AND WARRANTIES
To induce the Administrative Agent and the Revolving Credit Lenders party hereto to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent and such Revolving Credit Lenders as of the Amendment No. 2 Effective Date (as defined below) that, immediately before and after giving effect to this Amendment:
A. each Loan Party has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and perform its obligations under the Amended Credit Agreement;
B. the execution, delivery and performance by each Loan Party of this Amendment, and the consummation of the transactions described herein, are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and

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Exhibit 10.3
do not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than any Lien to secure the Secured Obligations pursuant to the Collateral Documents), or require any payment to be made under (x) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries, or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any Law; except with respect to any breach or contravention or payment referred to in Section III(B)(ii) or (iii), to the extent that such conflict, breach, contravention or payment would not reasonably be expected to have a Material Adverse Effect;
C. no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment or the Amended Credit Agreement or for the consummation of the transactions described herein, except for the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect;
D. this Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity;
E. no Default or Event of Default has occurred and is continuing on the Amendment No. 2 Effective Date; and
F. each of the representations and warranties contained in the Existing Credit Agreement and each other Loan Document is true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Amendment No. 2 Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects (and in all respects if qualified by materiality) as of such specific date (provided that for purposes of the foregoing the reference to “Closing Date” in Section 5.17 of the Existing Credit Agreement (Solvency) shall be deemed to be a reference to the “Amendment No. 2 Effective Date”).
SECTION IV. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT
The effectiveness of this Amendment is subject to the following conditions (the date of satisfaction or waiver of all such conditions, the “Amendment No. 2 Effective Date”):
A. each of the representations and warranties made by any Loan Party set forth in Section III of this Amendment shall be true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Amendment No. 2 Effective Date;
B. the Administrative Agent shall have received counterpart signature pages of this Amendment, duly executed and delivered by each of the Borrowers, Holdings, the other Loan Parties, Revolving Credit Lenders constituting the Required Revolving Lenders and the Administrative Agent;
C. if invoiced prior to the Amendment No. 2 Effective Date, the Administrative Agent shall have received reimbursement or payment of all reasonable and documented out-of-pocket expenses (including the reasonable and documented out-of-pocket fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document; and

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Exhibit 10.3
D. the Administrative Agent shall have received a certificate of the Borrowers, dated as of the Amendment No. 2 Effective Date, certifying as to clause A. of this Section IV.
SECTION V. EFFECT ON THE AMENDED CREDIT AGREEMENT.
A. Except as provided hereunder, the execution, delivery and performance of this Amendment shall not constitute a waiver or novation of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Existing Credit Agreement.
B. This Amendment shall be deemed to be a “Loan Document” as defined in the Amended Credit Agreement.
C. Except as specifically amended by this Amendment, the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
SECTION VI. AMENDMENT, MODIFICATION AND WAIVER.
This Amendment may not be amended, restated, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
SECTION VII. CONSENT AND REAFFIRMATION.
Each Loan Party hereby (i) acknowledges and agrees that all of its pledges, grants of security interests and Liens and other obligations under the Guaranty, the Security Agreement and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms (x) each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties and (y) the guaranties made by it pursuant to the Guaranty and (iii) acknowledges and agrees that the grants of security interests and Liens by, and the guaranties of, the Guarantors contained in the Guaranty, the Security Agreement and the other Loan Documents are and shall remain in full force and effect on and after the Amendment No. 2 Effective Date.
SECTION VIII. ENTIRE AGREEMENT.
This Amendment, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.
SECTION IX. GOVERNING LAW; JURISDICTION; ETC.
THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
THE PROVISIONS OF SECTIONS 10.15(B), (C) AND (D) OF THE AMENDED CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS, AND MADE A PART HEREOF.
SECTION X. WAIVER OF RIGHT TO TRIAL BY JURY.
EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY

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Exhibit 10.3
SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
SECTION XI. SEVERABILITY.
Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION XII. COUNTERPARTS.
This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature to this Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable Law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Amendment.
Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute the Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.
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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HOLDINGS:

TGPX HOLDINGS II LLC

By: /s/ Dominic Blosil
Name: Dominic Blosil
Title: Chief Financial Officer

LEAD BORROWER:

TGP HOLDINGS III LLC

By: /s/ Dominic Blosil
Name: Dominic Blosil
Title: Chief Financial Officer

REVOLVING LOAN CO-BORROWER:

TRAEGER PELLET GRILLS HOLDINGS LLC

By: /s/ Dominic Blosil
Name: Dominic Blosil
Title: Chief Financial Officer

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]

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GUARANTORS:

TCP TRAEGER BLOCKER L.P.

By: /s/ Dominic Blosil
Name: Dominic Blosil
Title: Chief Financial Officer

TRAEGER PELLET GRILLS INTERMEDIATE HOLDINGS LLC

By: /s/ Dominic Blosil
Name: Dominic Blosil
Title: Chief Financial Officer

TRAEGER PELLET GRILLS LLC

By: /s/ Dominic Blosil
Name: Dominic Blosil
Title: Chief Financial Officer

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]
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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By: /s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory

By: /s/ Nawshaer Safi
Name: Nawshaer Safi
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]
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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Revolving Credit Lender

By: /s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory

By: /s/ Nawshaer Safi
Name: Nawshaer Safi
Title: Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Revolving Credit Lender

By: /s/ Jack Kuhns
Name: Jack Kuhns
Title: Vice President

MUFG UNION BANK, N.A.,
as a Revolving Credit Lender

By: /s/ Meng Zhang
Name: Meng Zhang
Title: Vice President

[Signature Page to Amendment No. 2 to First Lien Credit Agreement]
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